SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     March 11, 2003

ISCO INTERNATIONAL, INC
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction	file	Identification
of Incorporation or	number)	Number)
Organization)

451 Kingston Court, Mt. Prospect, Illinois	60056

(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400

(Registrant’s telephone number, including area code)

SIGNATURES
Exhibit Index
Press Release dated 3/11/03

Item 5. Other Events.

Loan Financing

     As is more fully described in the attached press release that is incorporated herein by reference, on March 11, 2003, ISCO International, Inc. reported financial results for the fourth quarter and fiscal year ended December 31, 2002.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)  Exhibits

Exhibit No.	Description

99	ISCO International, Inc. Press Release dated March 11, 2003

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: March 11, 2003		ISCO International, Inc.

	By:	/s/ Frank Cesario
Frank Cesario
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99	ISCO International, Inc. Press Release dated March 11, 2003